UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 12, 2026, Ryan Specialty Holdings, Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On February 10, 2026, the board of directors of the Company (the "Board") approved a three-year restructuring program
(the “Empower Program”), which will commence in the first quarter of 2026. The Empower Program is designed to streamline the Company's brokerage, binding, and underwriting operations, optimize scale, accelerate data and technology strategies, and enhance efficiencies across all of the Company's specialties. The Empower Program is expected to generate approximately $80 million of annual savings in 2029. The Empower Program includes (i) Business Platform Optimization and (ii) Compensation and Benefits. These actions are expected to be completed by the end of 2028.
The Company currently estimates that the Empower Program will result in cumulative pre-tax charges to its GAAP financial results of approximately $160 million which are expected to be recorded as exit and disposal activities and are broken down as follows:

Program Activity	Charges
Business Platform Optimization	$115	million
Compensation and Benefits	45	million
Total	$160	million
The Company currently estimates that approximately 95% of the cumulative pre-tax charges relating to the Empower
Program will result in future cash expenditures.
Empower Program charges will be recognized as the costs are incurred over time in accordance with GAAP. The Company will treat charges related to the Empower Program as special items impacting comparability of results in its earnings disclosures.
The amounts and timing of all estimates are subject to change until finalized. The actual amounts and timing may vary materially based on various factors. See “Cautionary Note Regarding Forward-Looking Statements” below.
Item 7.01 Regulation FD Disclosure.
The Company is announcing today that its Board has approved a share repurchase program that authorizes the Company to repurchase up to $300 million of its outstanding Class A common stock. Share repurchases may be made from time to time on the open market, in privately negotiated transactions, using Rule 10b5-1 trading plans, as accelerated share repurchases, or in any other manner that complies with the applicable securities law. The timing of purchases and number of shares repurchased under the program will depend upon a variety of factors including the Company’s stock price, trading volume, working capital or other liquidity requirements, and market conditions. The Company is not obligated to purchase any shares under the program and the program may be suspended or discontinued at any time without notice.
Item 8.01 Other Events.
On February 12, 2026, the Board declared a regular quarterly dividend of $0.13 per share on the outstanding Class A common stock. The regular quarterly dividend will be payable on March 10, 2026, to stockholders of record as of the close of business on February 24, 2026.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 12, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)
Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this report, are forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,”
and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to our estimated costs, expenditures, financial results, our plans, objectives for future operations, growth, or initiatives, and anticipated benefits relating to the
Empower Program and the amount and timing of delivery of annual benefits are forward-looking statements are forward-
looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the Company will achieve the associated objectives with its Empower Program, whether the costs and charges associated with restructuring initiatives will exceed current estimates and forecasts, its ability to realize expected benefits in the amounts and at the times anticipated, changes in management’s assumptions, its ability to achieve anticipated financial results, risks associated with acquisitions, divestitures, joint ventures and strategic investments, outcomes of legal and regulatory matters, and changes in legislation or regulations. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	February 12, 2026	By:	/s/ Janice M. Hamilton
Janice M. Hamilton Executive Vice President and Chief Financial Officer